UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 11, 2009

Particle Drilling Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

5611 Baird Court Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A is intended to amend the Current Report on Form 8-K of February 12, 2009 in order to correct a typographical error relating to the expiration of the warrants.

         On February 11, 2009, Particle Drilling Technologies, Inc. (“the Company”) entered into a purchase agreement (the “Purchase Agreement”) among the Company as Issuer and LC Capital Master Fund, Ltd., a Cayman Islands exempted company (“LC”), Edward F. Heil and Don A. Sanders, as purchasers (each, a “Purchaser” and collectively, the “Purchasers”), and LC Capital Master Fund, Ltd., a Cayman Islands exempted company, as agent and collateral agent for the holders of the securities issued hereunder (the “Agent”).

Pursuant to the terms of the Purchase Agreement, the Company has authorized the issuance and sale of up to $1,200,000 aggregate principal amount of its 10% Senior Secured PIK Notes due 2010 (the “Notes”), in substantially the form of note attached to the Purchase Agreement as Exhibit A.  The Notes may be drawn in three increments of $400,000 each; with each incremental draw being subject to the satisfaction of certain conditions precedent, including the performance by the Company of certain obligations under the terms of its contract with its existing customer.  Each note will bear interest at a rate of 10.0% per annum, with interest being payable quarterly in arrears on each quarterly payment date with no amortization.  Each quarterly interest payment will be made by the Company by issuing additional Notes in the amount of the applicable interest payment.  All of the Notes will mature on the first anniversary of the first incremental draw down under the Purchase Agreement.  The Notes are secured by substantially all of the assets of the Company and its subsidiary pursuant to the terms of a Security Agreement among the Company, its sole subsidiary and the Purchasers.  The form of Security Agreement is attached as Exhibit F to the Purchase Agreement.  Payment of the Notes will be subject to acceleration in the event of default by the Company under the terms of the Purchase Agreement.

In connection with the execution and delivery by the Company of the Purchase Agreement, the Company has issued to the Purchasers detachable warrants to purchase an aggregate of up to 7,130,200 shares of the Company’s common stock (which represents approximately 19.95% of the Company’s issued and outstanding Common Stock as of the date of the Purchase Agreement) at a purchase price of $0.105 per share.  The form of warrant is attached as Exhibit B to the Purchase Agreement.  The number of shares of common stock and the purchase price under the warrants may be adjusted from time to time in accordance with the terms of the warrants, including in the event of future issuances by the Company of common stock or securities convertible into common stock at less than fair market value.  The warrants are currently exercisable and expire on February 11, 2012.  The Purchasers also received registration rights with respect to the shares of common stock underlying the warrants.  The sale of the warrants was not registered under the Securities Act of 1933, and the warrants and the shares of common stock issuable thereunder may not be resold in the United States absent registration or an applicable exemption from registration requirements.  The warrants were offered and sold pursuant to the exemption from registration afforded by Rule 506 under the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933.

Pursuant to a Schedule 13G filed by LC with the Securities and Exchange Commission on September 18, 2008, LC owned 5,901,179 shares of the Company’s common stock, represented approximately 16.5% of the Company’s outstanding common stock as of such date.  LC has agreed that, until a “Release Event” has occurred, it will vote any shares of common stock it acquires as a result of the exercise of any warrant it holds in excess of 20% of the outstanding common stock of the Company on any corporate matter submitted to a vote of the stockholders of the Company in the same proportion as all other shares of common stock voted with respect to such matter.  A “Release Event” is deemed to have occurred if (i) Nasdaq has confirmed that the purchase of the warrant by LC with full voting power does not require stockholder approval under Section 4350 of the NASDAQ Marketplace Rules, (ii) any requisite stockholder approval has been obtained, (iii) the Company is no longer subject to Section 4350 of the NASDAQ Marketplace Rules or (iv) the Company is no longer obligated to obtain stockholder approval of the issuance of the warrants.

In connection with the Purchase Agreement, the Company entered into Amendment No. 1 (“Amendment No. 1”) to the Rights Agreement dated May 23, 2008 (“Rights Agreement”).  Amendment No. 1 provides that LC shall not be an “Acquiring Person” (as defined in the Rights Agreement) until such time as LC makes an acquisition of common stock of the Company that would cause LC to be the beneficial owner of 37% or more of the shares of common stock of the Company then outstanding.

The foregoing is a summary of the terms of the Purchase Agreement, the Security Agreement and the warrants and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Security Agreement and the warrants, copies of which are filed herewith and are incorporated by reference into this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company.

The information included or incorporated by reference in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities
The information included or incorporated by reference in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 to Rights Agreement dated February 11, 2009
10.1
Purchase Agreement, dated as of February 11, 2009, among Particle Drilling Technologies, Inc., as Issuer, LC Capital Master Fund, Ltd., a Cayman Islands exempted company, Edward F. Heil and Don A. Sanders, as purchasers, and LC Capital Master Fund, Ltd., a Cayman Islands exempted company, as agent and collateral agent for the holders of the securities issued hereunder.

10.2	Common Stock Purchase Warrant dated February 11, 2009 issued to LC Capital Master Fund, Ltd., a Cayman Islands exempted company.
10.3	Common Stock Purchase Warrant dated February 11, 2009 issued to Edward F. Heil.
10.4	Common Stock Purchase Warrant dated February 11, 2009 issued to Don A. Sanders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	February 12, 2009	By:	/s/ JASON D. DAVIS
			Name:	Jason D. Davis
			Title:	Vice President and interim
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 to Rights Agreement dated February 11, 2009
10.1
Purchase Agreement, dated as of February 11, 2009, among Particle Drilling Technologies, Inc., as Issuer, LC Capital Master Fund, Ltd., a Cayman Islands exempted company, Edward F. Heil and Don A. Sanders, as purchasers, and LC Capital Master Fund, Ltd., a Cayman Islands exempted company, as agent and collateral agent for the holders of the securities issued hereunder.

10.2	Common Stock Purchase Warrant dated February 11, 2009 issued to LC Capital Master Fund, Ltd., a Cayman Islands exempted company.
10.3	Common Stock Purchase Warrant dated February 11, 2009 issued to Edward F. Heil.
10.4	Common Stock Purchase Warrant dated February 11, 2009 issued to Don A. Sanders.